Exhibit 21.1
List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
1100 Space Park Holding Company LLC	Delaware
1100 Space Park LLC	Delaware
150 South First Street, LLC	Delaware
1500 Space Park Holdings, LLC	Delaware
1500 Space Park Partners, LLC	Delaware
1525 Comstock Partners, LLC	California
1550 Space Park Partners, LLC	Delaware
200 Paul Holding Company, LLC	Delaware
200 Paul, LLC	Delaware
2001 Sixth Holdings LLC	Delaware
2001 Sixth LLC	Delaware
2020 Fifth Avenue LLC	Delaware
2045-2055 LaFayette Street, LLC	Delaware
2334 Lundy Holding Company LLC	Delaware
2334 Lundy LLC	Delaware
34551 Ardenwood Holding Company LLC	Delaware
34551 Ardenwood LLC	Delaware
BNY-Somerset NJ, LLC	Delaware
Collins Technology Park Partners, LLC	Delaware
Colo Properties Atlanta, LLC	Delaware
DBT, LLC	Maryland
Devin Shafron E and F Land Condominium Owners Association, Inc.	Virginia
Digital - Bryan Street Partnership, L.P.	Texas
Digital 1 Savvis Parkway, LLC	Delaware
Digital 11085 Sun Center Drive, LLC	Delaware
Digital 113 N. Myers, LLC	Delaware
Digital 1201 Comstock, LLC	Delaware
Digital 125 N. Myers, LLC	Delaware
Digital 128 First Avenue Ground Lessee, LLC	Delaware
Digital 128 First Avenue, LLC	Delaware
Digital 1350 Duane, LLC	Delaware
Digital 1500 Space Park Borrower, LLC	Delaware
Digital 1500 Space Park, LLC	Delaware
Digital 1550 Space Park, LLC	Delaware
Digital 1725 Comstock, LLC	Delaware
Digital 2020 Fifth Avenue Investor, LLC	Delaware
Digital 210 Tucker, LLC	Delaware
Digital 21110 Ridgetop, LLC	Delaware
Digital 2121 South Price, LLC	Delaware
Digital 21561-21571 Beaumeade Circle, LLC	Delaware
Digital 2260 East El Segundo, LLC	Delaware

Entity Name	Jurisdiction of Incorporation
Digital 3011 Lafayette, LLC	Delaware
Digital 365 Main, LLC	Delaware
Digital 3825 NW Aloclek Place, LLC	Delaware
Digital 45845-45901 Nokes Boulevard, LLC	Delaware
Digital 55 Middlesex, LLC	Delaware
Digital 60 & 80 Merritt, LLC	Delaware
Digital 650 Randolph, LLC	Delaware
Digital 717 GP, LLC	Delaware
Digital 717 Leonard, L.P.	Texas
Digital 717 LP, LLC	Delaware
Digital 720 2nd, LLC	Delaware
Digital 89th Place, LLC	Delaware
Digital 900 Walnut, LLC	Delaware
Digital Above, LLC	Delaware
Digital Akard, LLC	Delaware
Digital Alfred, LLC	Delaware
Digital Aquila, LLC	Delaware
Digital Arizona Research Park II, LLC	Delaware
Digital Ashburn CS, LLC	Delaware
Digital Asia, LLC	Delaware
Digital Australia Finco Pty Ltd	Australia
Digital Australia Investment Management Pty Limited	Australia
Digital BH 800 Holdco, LLC	Delaware
Digital BH 800 M, LLC	Delaware
Digital BH 800, LLC	Delaware
Digital Bièvres SCI	France
Digital Cabot, LLC	Delaware
Digital Chelsea, LLC	Delaware
Digital Cochrane, LLC	Delaware
Digital Collins Technology Park Investor, LLC	Delaware
Digital Commerce Boulevard, LLC	Delaware
Digital Concord Center, LLC	Delaware
Digital Connect, LLC	Delaware
Digital Crawley 1 S.à r.l.	Luxembourg
Digital Crawley 2 S.à r.l.	Luxembourg
Digital Crawley 3 S.à r.l.	Luxembourg
Digital Deer Park 2, LLC	Delaware
Digital Deer Park 3, LLC	Delaware
Digital Doug Davis, LLC	Delaware
Digital East Cornell, LLC	Delaware
Digital Erskine Park 2, LLC	Delaware
Digital Euro Finco GP, LLC	Delaware
Digital Euro Finco Partner Limited	British Virgin Islands
Digital EURO Finco, L.P.	United Kingdom (Scotland)
Digital Euro Finco, LLC	Delaware

Entity Name	Jurisdiction of Incorporation
Digital Federal Systems, LLC	Delaware
Digital Germany Holding, LLC	Delaware
Digital Gough, LLC	Delaware
Digital Grand Avenue, LLC	Delaware
Digital Greenfield B.V.	Netherlands
Digital Greenspoint, L.P.	Texas
Digital Greenspoint, LLC	Delaware
Digital HK JV Holding Limited	British Virgin Islands
Digital Hoofddorp B.V.	Netherlands
Digital Investment Management Pte. Ltd.	Singapore
Digital Investments Holding, LLC	Delaware
Digital Japan 1 Pte. Ltd.	Singapore
Digital Japan 2 Pte. Ltd.	Singapore
Digital Japan Holding Pte. Ltd.	Singapore
Digital Japan Investment Management GK	Japan
Digital Japan, LLC	Delaware
Digital Lafayette Chantilly, LLC	Delaware
Digital Lakeside Holdings, LLC	Delaware
Digital Lakeside, LLC	Delaware
Digital Lewisville, LLC	Delaware
Digital Loudoun 3, LLC	Delaware
Digital Loudoun 4, LLC	Delaware
Digital Loudoun II, LLC	Delaware
Digital Loudoun Parkway Center North, LLC	Delaware
Digital Luxembourg II S.à r.l.	Luxembourg
Digital Luxembourg III S.à r.l.	Luxembourg
Digital Luxembourg S.à r.l.	Luxembourg
Digital Macquarie Park, LLC	Delaware
Digital MetCenter 4-6, LLC	Delaware
Digital MetCenter 7-9, LLC	Delaware
Digital Midway GP, LLC	Delaware
Digital Midway, L.P.	Texas
Digital Montigny SCI	France
Digital Moran Holdings, LLC	Delaware
Digital Netherlands 10 B.V.	Netherlands
Digital Netherlands I B.V.	Netherlands
Digital Netherlands II B.V.	Netherlands
Digital Netherlands III (Dublin) B.V.	Netherlands
Digital Netherlands IV B.V.	Netherlands
Digital Netherlands IV Holdings B.V.	Netherlands
Digital Netherlands IX B.V.	Netherlands
Digital Netherlands V B.V.	Netherlands
Digital Netherlands VII B.V.	Netherlands
Digital Netherlands VIII B.V.	Netherlands
Digital Network Services, LLC	Delaware

Entity Name	Jurisdiction of Incorporation
Digital Norwood Park 2, LLC	Delaware
Digital Norwood Park, LLC	Delaware
Digital Osaka 1 TMK	Japan
Digital Pacific Park, LLC	Delaware
Digital Paris Holding SARL	France
Digital Phoenix Van Buren, LLC	Delaware
Digital Pierce Holding, LLC	Delaware
Digital Piscataway, LLC	Delaware
Digital Printers Square, LLC	Delaware
Digital Realty (Blanchardstown) Limited	Ireland
Digital Realty (Cressex) S.à r.l.	Luxembourg
Digital Realty (Management Company) Limited	Ireland
Digital Realty (Manchester) S.à r.l.	Luxembourg
Digital Realty (Paris 2) SCI	France
Digital Realty (Paris) SC	France
Digital Realty (Redhill) S.à r.l.	Luxembourg
Digital Realty (UK) Limited	United Kingdom (England & Wales)
Digital Realty (Welwyn) S.à r.l.	Luxembourg
Digital Realty Core Properties 1 Investor, LLC	Delaware
Digital Realty Core Properties 1 Manager, LLC	Delaware
Digital Realty Core Properties 2 Investor, LLC	Delaware
Digital Realty Core Properties 2 Manager, LLC	Delaware
Digital Realty Datafirm 2, LLC	Delaware
Digital Realty Datafirm, LLC	Delaware
Digital Realty Management France SARL	France
Digital Realty Management Services, LLC	Delaware
Digital Realty Mauritius Holdings Limited	Mauritius
Digital Realty Property Manager, LLC	Delaware
Digital Realty Trust, L.P.	Maryland
Digital Realty Trust, LLC	Delaware
Digital Reston, LLC	Delaware
Digital Saclay SCI	France
Digital Savvis HK Holding 1 Limited	British Virgin Islands
Digital Savvis HK JV Limited	British Virgin Islands
Digital Savvis Investment Management HK Limited	Hong Kong
Digital Savvis Management Subsidiary Limited	Hong Kong
Digital Services Hong Kong Limited	Hong Kong
Digital Services Phoenix, LLC	Delaware
Digital Services, Inc.	Maryland
Digital Sierra Insurance Limited	Nevada
Digital Singapore 1 Pte. Ltd.	Singapore
Digital Singapore 2 Pte. Ltd.	Singapore
Digital Singapore Jurong East Pte. Ltd.	Singapore
Digital Sixth & Virginia, LLC	Delaware
Digital South Price 2, LLC	Delaware

Entity Name	Jurisdiction of Incorporation
Digital Spear Street, LLC	Delaware
Digital Stout Holding, LLC	Delaware
Digital Toronto Business Trust	Maryland
Digital Toronto Nominee, Inc.	British Columbia
Digital Totowa, LLC	Delaware
Digital Towerview, LLC	Delaware
Digital Trade Street, LLC	Delaware
Digital Vienna, LLC	Delaware
Digital Waltham, LLC	Delaware
Digital Waterview, LLC	Delaware
Digital Winter, LLC	Delaware
Digital-Bryan Street, LLC	Delaware
Digital-GCEAR1 (Ashburn), LLC	Delaware
Digital-PR Beaumeade Circle, LLC	Delaware
Digital-PR Devin Shafron E, LLC	Delaware
Digital-PR Dorothy, LLC	Delaware
Digital-PR FAA, LLC	Delaware
Digital-PR Mason King Court, LLC	Delaware
Digital-PR Old Ironsides 1, LLC	Delaware
Digital-PR Old Ironsides 2, LLC	Delaware
Digital-PR Toyama, LLC	Delaware
Digital-PR Venture, LLC	Delaware
Digital-PR Zanker, LLC	Delaware
DLR 800 Central, LLC	Delaware
DLR LLC	Maryland
DRT Greenspoint, LLC	Delaware
DRT-Bryan Street, LLC	Delaware
GIP 7th Street Holding Company, LLC	Delaware
GIP 7th Street, LLC	Delaware
GIP Alpha General Partner, LLC	Delaware
GIP Alpha Limited Partner, LLC	Delaware
GIP Alpha, L.P.	Texas
GIP Fairmont Holding Company, LLC	Delaware
GIP Stoughton, LLC	Delaware
GIP Wakefield Holding Company, LLC	Delaware
GIP Wakefield, LLC	Delaware
Global ASML, LLC	California
Global Brea Holding Company, LLC	Delaware
Global Brea, LLC	Delaware
Global Gold Camp Holding Company, LLC	Delaware
Global Gold Camp, LLC	Delaware
Global Innovation Sunshine Holdings LLC	Delaware
Global Kato HG, LLC	California
Global Lafayette Street Holding Company, LLC	Delaware
Global Marsh General Partner, LLC	Delaware

Entity Name	Jurisdiction of Incorporation
Global Marsh Limited Partner, LLC	Delaware
Global Marsh Member, LLC	Delaware
Global Marsh Property Owner, L.P.	Texas
Global Miami Acquisition Company, LLC	Delaware
Global Miami Holding Company, LLC	Delaware
Global Riverside, LLC	Delaware
Global Stanford Place II, LLC	Delaware
Global Webb, L.P.	Texas
Global Webb, LLC	Delaware
Global Weehawken Acquisition Company, LLC	Delaware
Global Weehawken Holding Company, LLC	Delaware
Loudoun Exchange Owners Association, Inc.	Virginia
Mapp Holding Company, LLC	California
Mapp Property, LLC	California
Moran Road Partners, LLC	Delaware
Redhill Park Limited	United Kingdom (England & Wales)
Sentrum (Croydon) Limited	Isle of Man
Sentrum Holdings Limited	British Virgin Islands
Sentrum III Limited	British Virgin Islands
Sentrum IV Limited	British Virgin Islands
Sentrum Limited	United Kingdom (England & Wales)
Sentrum Services Limited	United Kingdom (England & Wales)
Sixth & Virginia Holdings, LLC	Delaware
Sixth & Virginia Properties	Washington
Telx - Charlotte, LLC	Delaware
Telx - Chicago Federal, LLC	Delaware
Telx - Chicago Lakeside, LLC	Delaware
Telx - Clifton I, LLC	Delaware
Telx - Clifton, LLC	Delaware
Telx - Dallas, LLC	Delaware
Telx - Los Angeles, LLC	Delaware
Telx - Miami, LLC	Delaware
Telx - New York 6th Ave., LLC	Delaware
telx - New York Holdings, LLC	Delaware
Telx - Phoenix, LLC	Delaware
Telx - Portland, LLC	Delaware
Telx - San Francisco, LLC	Delaware
Telx - Santa Clara, LLC	Delaware
Telx - Seattle, LLC	Delaware
Telx - Weehawken, LLC	Delaware
Telx California Management, LLC	Delaware
Telx Management Services, LLC	Delaware
Telx- New York 111 8th, LLC	Delaware
Telx New York Holdings, LLC	Delaware
Telx New York Management, LLC	Delaware

Entity Name	Jurisdiction of Incorporation
Telx- New York, LLC	Delaware
Telx Real Estate Holdings, LLC	Delaware
Telx, LLC (as The Telx Group, Inc.)	Delaware
The Sentinel-Needham Primary Condominium Trust	Massachusetts
Waspar Limited	Ireland